UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☒	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

NEW CENTURY BANCORP, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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NEW CENTURY BANCORP, INC.

700 West Cumberland Street

Dunn, North Carolina 28334

(910) 892-7080

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

and

Notice of Internet Availability of Proxy Materials

To Be Held

May 21, 2013

NOTICE is hereby given that the Annual Meeting of Shareholders of New Century Bancorp, Inc. (the “Corporation”) will be held as follows:

Place:	New Century Bank
700 West Cumberland Street
Dunn, North Carolina

Date:	May 21, 2013

Time:	10:00 a.m.

The purposes of the meeting are:

1.	To elect five members of the Board of Directors for terms of three years;

2.	To ratify a non-binding shareholder resolution regarding executive compensation;

3.	To ratify a non-binding shareholder resolution regarding the frequency of future advisory votes on executive compensation;

4.	To ratify the appointment of Dixon Hughes Goodman LLP as the Corporation’s independent registered public accounting firm for 2013; and

5.	To transact any other business that may properly come before the meeting.

You are cordially invited to attend the annual meeting in person. However, even if you plan to attend, you are requested to complete, sign and date the enclosed appointment of proxy and return it promptly in the envelope provided for that purpose or to vote via the internet in order to ensure that a quorum is present at the meeting. The giving of an appointment of proxy will not affect your right to revoke it or to attend the meeting and vote in person.

We have elected to furnish our proxy solicitation materials via U.S. mail and also to notify you of the availability of our proxy materials on the internet. The notice of meeting, proxy statement, proxy card and annual report are available at: https://www.rtcoproxy.com/ncbc.

By Order of the Board of Directors

William L. Hedgepeth II
President and Chief Executive Officer

April 12, 2013

NEW CENTURY BANCORP, INC.

700 West Cumberland Street

Dunn, North Carolina 28334

(910) 892-7080

PROXY STATEMENT

Mailing Date: On or about April 15, 2013

ANNUAL MEETING OF SHAREHOLDERS

To Be Held

May 21, 2013

General

This Proxy Statement is furnished in connection with the solicitation of the enclosed appointment of proxy by the Board of Directors of New Century Bancorp, Inc. (the “Corporation”) for the Annual Meeting of Shareholders of the Corporation (the “Annual Meeting”) to be held at the main office of New Century Bank, 700 West Cumberland Street, Dunn, North Carolina, at 10:00 a.m. on May 21, 2013, and any adjournments thereof.

Solicitation and Voting of Appointments of Proxy; Revocation

Persons named in the appointment of proxy as proxies to represent shareholders at the Annual Meeting are J. Gary Ciccone, Carlie C. McLamb, Jr. and Sharon L. Raynor. Shares represented by each appointment of proxy which is properly executed and returned, and not revoked, will be voted in accordance with the directions contained in the appointment of proxy. If no directions are given, each such appointment of proxy will be voted FOR the election of each of the five nominees for director named in Proposal 1 below, FOR Proposals 2 and 4, and FOR a vote every “THREE YEARS” on proposal 3. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the proxies will have the discretion to vote for a substitute nominee. On such other matters as may come before the meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters. An appointment of proxy may be revoked by the shareholder giving it at any time before it is exercised by filing with Brenda B. Bonner, Secretary of the Corporation, a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

Expenses of Solicitation

The Corporation will pay the cost of preparing, assembling and mailing this Proxy Statement and other proxy solicitation expenses. In addition to the use of the mails and the internet, appointments of proxy may be solicited in person or by telephone by officers, directors and employees of the Corporation and its subsidiary bank without additional compensation. The Corporation will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to the beneficial owners of the Corporation’s common stock.

Record Date

The close of business on April 1, 2013 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be eligible to vote on the proposals described herein.

Voting Securities

The voting securities of the Corporation are the shares of its common stock, par value $1.00 per share, of which 25,000,000 shares are authorized and 6,916,506 shares were outstanding on the Record Date. There were approximately 1,346 record shareholders of the Corporation’s common stock as of the Record Date.

The Corporation’s Articles of Incorporation also authorize the issuance of up to 5,000,000 shares of preferred stock, no par value, having such rights, privileges and preferences as the Board of Directors shall designate from time to time. As of April 1, 2013, there were no shares of the Corporation’s preferred stock outstanding.

Voting Procedures; Quorum; Votes Required for Approval

Each shareholder is entitled to one vote for each share held of record on the Record Date on each director to be elected and on each other matter submitted for voting. Shareholders will not be entitled to vote cumulatively in the election of directors at the Annual Meeting.

A majority of the shares of common stock of the Corporation issued and outstanding on the Record Date must be present in person or by proxy to constitute a quorum for the conduct of business at the Annual Meeting. Assuming a quorum is present; in the case of Proposal 1 below, the five nominees receiving the greatest number of votes shall be elected. In the case of Proposals 2 and 4 below, for each such proposal to be approved, the number of votes cast for approval must exceed the number of votes cast against the proposal. In the case of Proposal 3, the option of one year, two years or three years that receives the highest number of votes cast by shareholders (with abstentions and broker non-votes not being treated as votes “cast”) will be the frequency for the advisory vote on executive compensation that has been selected by shareholders.

Authorization to Vote on Other Matters

By signing an appointment of proxy, shareholders will be authorizing the proxyholders to vote in their discretion regarding certain procedural motions that may come before the Annual Meeting.

Beneficial Ownership of Voting Securities

As of April 1, 2013, no shareholder known to management beneficially owned more than 5% of the corporation’s common stock, except as disclosed in the following table.

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
Oscar N. Harris(1) Dunn, NC	366,289	5.30

(1)	Includes 2,395 shares owned by Mr. Harris’ spouse.

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As of April 1, 2013, the beneficial ownership of the Corporation’s common stock, by directors and named executive officers individually, and by directors and named executive officers as a group, was as follows:

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)(2)	PERCENT OF CLASS (3)

Kevin S. Bunn Fayetteville, NC	34,768	0.50

Lisa F. Campbell(4) Lillington, NC	21,836	0.31

J. Gary Ciccone(5) Fayetteville, NC	140,230	2.02

Oscar N. Harris(6) Dunn, NC	366,289	5.30

Gerald W. Hayes Dunn, NC	113,223	1.64

William L. Hedgepeth II Fayetteville, NC	106,992	1.53

D. Ralph Huff III(7) Fayetteville, NC	65,333	0.94

Ronald V. Jackson Clinton, NC	40,014	0.58

Tracy L. Johnson(8) Dunn, NC	84,285	1.22

J. Larry Keen Fayetteville, NC	396	0.01

John W. McCauley Fayetteville, NC	57,211	0.83

Carlie C. McLamb, Jr.(9) Dunn, NC	77,248	1.12

Michael S. McLamb(10) Dunn, NC	51,881	0.75

Dan K. McNeill Fayetteville, NC	3,609	0.05

Anthony E. Rand(11) Fayetteville, NC	89,453	1.29

Sharon L. Raynor(12) Dunn, NC	267,047	3.86

C. L. Tart, Jr.(13) Dunn, NC	158,117	2.29

W. Lyndo Tippett Fayetteville, NC	44,228	0.64

D. Richard Tobin, Jr. Smithfield, NC	1,370	0.02

All Directors and Executive Officers as a group (19 persons)	1,723,530	24.28

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(1)	Except as otherwise noted, to the best knowledge of the Corporation’s management, the above individuals and group exercise sole voting and investment power with respect to all shares shown as beneficially owned other than the following shares as to which such powers are shared: Mr. Harris –89,299 shares; Mr. Hedgepeth – 930 shares; Mr. Jackson – 26,258 shares; Dr. Keen – 396 shares; Gen. McNeill – 500 shares; Ms. Raynor – 72,958; Mr. Tart – 18,783 shares; and Mr. Tippett – 18,185 shares.

(2)	Included in the beneficial ownership tabulations are the following exercisable options to purchase shares of common stock of the Corporation: Mr. Bunn – 28,270 shares; Ms. Campbell – 16,020 shares; Mr. Ciccone – 14,485 shares; Mr. Hedgepeth – 71,740 shares; Mr. Huff – 12,482 shares; Mr. Jackson – 9,499 shares; Mr. Johnson – 4,653 shares; Mr. McCauley – 2,839 shares; Mr. Rand – 13,992 shares; Mr. Tart – 1,153 shares; Mr. Tippett – 6,116 shares; and Mr. Tobin – 720 shares and for all directors and executive officers as a group – 181,969 shares.

(3)	The calculation of the percentage of class beneficially owned by each individual and the group is based on the sum of (i) a total of 6,916,506 shares of common stock outstanding as of April 1, 2013, and (ii) options to purchase shares of common stock which are exercisable within 60 days of April 1, 2013.

(4)	Includes 325 shares held in the IRA of Ms. Campbell’s spouse.

(5)	Includes 720 shares owned by Mr. Ciccone’s spouse and 4,301 shares held in the IRA of Mr. Ciccone’s spouse.

(6)	Includes 2,395 shares owned by Mr. Harris’ spouse.

(7)	Includes 14,700 shares owned by Mr. Huff’s business and 3,632 shares owned by Mr. Huff’s spouse.

(8)	Includes 1,194 shares held by Mr. Johnson as custodian for minor children.

(9)	Includes 28,539 shares owned by Mr. C. McLamb’s spouse.

(10)	Includes 3,159 shares owned by Mr. M. McLamb’s spouse.

(11)	Includes 9,898 shares owned by Mr. Rand’s spouse.

(12)	Includes 180,062 shares owned by Ms. Raynor’s husband and 2,395 shares held as custodian for minor children.

(13)	Includes 85,971 shares owned by Mr. Tart’s business, 6,426 shares owned by Mr. Tart’s spouse, and 3,415 shares held in the IRA of Mr. Tart’s spouse.

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Section 16(a) Beneficial Ownership Reporting Compliance

Directors and executive officers of the Corporation are required by federal law to file reports with the Securities and Exchange Commission (the “SEC”) regarding the amount of, and changes in, their beneficial ownership of the Corporation’s common stock. Based upon a review of copies of reports received by the Corporation, all required reports of directors and executive officers of the Corporation during 2012 were filed on a timely basis.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board has set the number of directors of the Corporation at sixteen (16) and recommends that shareholders vote for the nominees listed below, each for a term of three years.

Name and Age	Position(s) Held	Director Since(1)	Principal Occupation and Business Experience During the Past Five Years

J. Gary Ciccone (66)	Chairman of the Board	2003	Real estate developer; Owner, Nimocks, Ciccone & Townsend, Inc. (commercial real estate brokerage)

D. Ralph Huff, III (63)	Director	2003	President, H&H Homes; Co-Owner – Coldwell Banker, Huff & Pennink, Advantage Real Estate Company

Ronald V. Jackson (71)	Director	2002	President, Clinton Truck and Tractor Company; Former President, Southeastern Equipment Dealers Association

J. Larry Keen, Ed.D. (66)	Director	2012	President, Fayetteville Technical Community College; Former Vice President, North Carolina Community College System

C. L. Tart, Jr. (78)	Director	1999	President, Chief Executive Officer and Chairman, Tart & Tart, Inc. (holding company)

(1)	The year first elected indicates the year in which each individual was first elected a director of the Corporation or its subsidiary bank, as applicable, and does not reflect any break(s) in tenure.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR.

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Incumbent Directors

The Corporation’s Board of Directors includes the following directors whose terms will continue after the Annual Meeting. Certain information regarding those directors is set forth in the following table.

Name and Age	Position(s) Held	Term Expires	Principal Occupation and Business Experience During the Past Five Years

Oscar N. Harris (73)	Director	2015	Senior Partner-President, Oscar N. Harris & Assoc. P.A., (CPAs); former North Carolina State Senator; Mayor – City of Dunn

Gerald W. Hayes (69)	Director	2014	Attorney and President, Hayes, Williams, Turner & Daughtry, P.A.

William L. Hedgepeth II (51)	Director, President, and CEO	2014	President and Chief Executive Officer, New Century Bancorp and New Century Bank

Tracy L. Johnson (51)	Director	2014	President, Ace Services, Inc.; Vice President, Contech, Inc., Dunn, NC

John W. McCauley (45)	Director	2015	Chief Executive Officer, Highland Paving Co, LLC; General Manager, McCauley-McDonald Investments, Inc.; General Manager, AOM Investments, LLC

Carlie C. McLamb, Jr. (48)	Director	2014	President, Carlie C’s IGA (grocery stores)

Michael S. McLamb (62)	Director	2015	Certified Public Accountant; Retired Treasurer, K&M Maintenance Services, Inc.

Dan K. McNeill (66)	Director	2015	US Army General (Retired); Former Commanding Officer of the 40 Nation International Capital Security Force in Afghanistan. President, The Logistics Company, Inc., Fayetteville, NC (Defense Contractor); Chairman, NC Military Foundation; Member, First Command Military Advisor Board

Anthony E. Rand (73)	Director	2014	Member, State of North Carolina Post Release Supervision and Parole Commission; former Majority Leader, North Carolina State Senate; President, Rand & Gregory, P.A. (law firm)

Sharon L. Raynor (55)	Director	2015	President, LIFE, Inc., Goldsboro, NC

W. Lyndo Tippett (73)	Director	2015	Former Secretary, State of North Carolina Department of Transportation; Partner, Tippett Bryan & Merritt (CPAs)

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Qualifications of Directors

A description of the specific experience, qualifications, attributes, or skills that led to the conclusion that each of the nominees and incumbent directors listed above should serve as a director of the Corporation is presented below.

J. Gary Ciccone. Mr. Ciccone has served as Chairman of the Board of Directors since April 2008 and was a founding director of New Century Bank South, serving as Chairman of the Board of that institution from inception until its merger with New Century Bank. Mr. Ciccone has completed the North Carolina Bank Directors’ College and Advanced Bank Directors’ College programs. As a partner with Nimocks, Ciccone & Townsend in Fayetteville, he has extensive experience in real estate development and commercial real estate brokerage. In addition, he holds a Bachelor of Science in Business Administration from the University of North Carolina at Chapel Hill and a law degree from the University Of North Carolina School Of Law, Chapel Hill, NC. Mr. Ciccone has prior experience as a bank director, serving on the board of directors and as secretary of New East Bank of Fayetteville, Fayetteville, NC. Mr. Ciccone served on the North Carolina Board of Transportation from November 2009 to October 2011.

Oscar N. Harris. Mr. Harris was a founding director of New Century Bank and has served as a member of the Corporation’s Board of Directors since inception. He has completed the North Carolina Bank Directors’ College and the Advanced Bank Directors’ College programs. Mr. Harris is a Certified Public Accountant and is Senior Partner and President of Oscar Harris & Associates, P.A., Dunn, NC. His background provides valuable financial and accounting expertise to the Board of Directors and the Audit Committee, which Mr. Harris chairs. In addition to his accounting background, Mr. Harris is also involved in numerous real estate businesses and in state and local matters. He served as a North Carolina State Senator from 1999 to 2002 and currently serves as Mayor of the City of Dunn. He is a graduate of Edwards Military Academy, Salemburg, NC and holds a Bachelor of Science degree in Business Administration from Campbell University, Buies Creek, NC, where he currently serves on the Presidential Board of Advisors. Mr. Harris has extensive prior bank director experience, formerly serving on the Board of Directors of First Federal Savings Bank from 1987 to 1988 and as a director of Standard Bank & Trust from 1988 to 1996. Mr. Harris was awarded the Man of the Year in Dunn, NC in 1986 and again in 2006 and received the Boy Scouts of America Distinguished Service Award in 1997. Mr. Harris currently serves on the Board of Trustees for Campbell University. He also serves as the Chairman of Campbell University Medical School Founders Board.

Gerald W. Hayes. Mr. Hayes was a founding director of New Century Bank and has served as a member of the Corporation’s Board of Directors since inception. Mr. Hayes is Chairman of the Nominating Committee. He has completed North Carolina Bank Directors’ College. Mr. Hayes is a member of Hayes, Williams, Turner & Daughtry, P.A. and has practiced law in Harnett County for over 40 years, providing the board with excellent perspective on legal issues and the Harnett County market area in general. He holds a Bachelor of Arts degree from the University of North Carolina at Chapel Hill and a law degree from Wake Forest University Law School, Winston-Salem, NC.

William L. Hedgepeth II. Mr Hedgepeth is the President and Chief Executive Officer of the Corporation and of New Century Bank. He previously served as Executive Vice President and Chief Operating Officer of the Corporation and New Century Bank and as President and Chief Executive Officer of New Century Bank South. Mr. Hedgepeth has 28 years of experience in banking, previously serving as Senior Vice President and Fayetteville Area Executive for another well established North Carolina community bank. He has completed the North Carolina Bank Directors’ College and Advanced Bank Directors’ College programs. He has completed the North Carolina Bankers Association’s Advanced Management Program. He holds a Bachelor of Arts degree from the University of North Carolina at Chapel Hill. He served on the Board of Directors of the North Carolina Bankers Association from 2008 to 2010.

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D. Ralph Huff III. Mr. Huff was a founding director of New Century Bank South and has served as a director of the Corporation since 2008. Mr. Huff, who is Chief Executive Officer and Owner of H&H Homes and Co-Owner of Coldwell Banker, Huff & Pennink, Advantage Real Estate Company, Fayetteville, has extensive experience in the real estate and construction industries. He has completed North Carolina Bank Directors’ College and holds a Bachelor of Arts degree in Business Administration from the University of North Carolina at Chapel Hill.

Ronald V. Jackson. Mr. Jackson owns and operates Clinton Truck and Tractor Company, a 60-year old local firm where he began working in 1972. Mr. Jackson served on the New Century Board of Directors in 2002, and on the Dunn and Clinton Advisory Boards. He has completed the North Carolina Bank Directors College. Prior to joining Clinton Truck and Tractor, he worked for International Harvester. A graduate of North Carolina State University in Raleigh, NC, he received his degree in agricultural engineering.

Tracy L. Johnson. Mr. Johnson was a founding director of New Century Bank. He has extensive experience in business management, serving as President of Ace Services, Inc., Dunn, NC, Vice President of Contech Services, and President of Universal Management Group. He has completed North Carolina Bank Directors’ College. Mr. Johnson holds a Bachelor of Science in Biological & Agricultural Engineering from North Carolina State University.

J. Larry Keen, Ed.D. Dr. Keen is the current President of Fayetteville Technical Community College, which is a role he has held since August of 2007. Prior to that, he served a six-year tenure with the North Carolina Community College System as Vice President for Economic and Workforce Development. Dr. Keen serves on the North Carolina Association of Community College Presidents and is a member of the Fayetteville Kiwanis Club. He also serves on the Cumberland County Partnership for Children and is a member of the Fayetteville/Cumberland County Chamber of Commerce. Previously, Dr. Keen served on the North Carolina Economic Development Association and the Airborne Scholarship Association. He is a graduate of Oklahoma State University where he earned a Doctor of Education.

John W. McCauley. Mr. McCauley was a founding member of New Century Bank South and has served as a member of the Corporation’s Board of Directors since 2004. Mr. McCauley is Chief Executive Officer of Highland Paving Co., LLC and General Manager of McCauley-McDonald Investments and AOM Investments, LLC, Fayetteville, NC. He has completed North Carolina Bank Directors’ College and holds a Bachelor of Science in Economics from Davidson College, Davidson, NC and a law degree from the University of North Carolina School of Law, Chapel Hill, NC.

Carlie C. McLamb, Jr. Mr. McLamb was a founding director of Computer World Inc., and has served as a Director and former Chairman of the Board of that company. Mr. McLamb has completed the Advanced Directors College program. Mr. McLamb is President of Carlie C’s IGA, which is a retail grocery store chain with 15 stores. Mr. McLamb is also a current Director of East Coast
Ethanol, LLC and a former Elder and Deacon of Beulah Baptist Church.

Michael S. McLamb. Mr. McLamb was a founding director of New Century Bank and has served as a member of the Corporation’s Board of Directors since 2008. Mr. McLamb has completed North Carolina Bank Directors’ College. He is also a Certified Public Accountant and is the retired Treasurer of K&M Maintenance Services, Inc., a service contracting company based in Dunn, NC. Mr. McLamb has a Bachelor’s degree in Business Administration from Campbell University, Buies Creek, NC and currently serves on the Campbell University Presidential Board of Advisors and on various steering committees at Campbell University.

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Dan K. McNeill. General McNeill is a retired United States Army General. His last assignment before retiring from the United States Army in 2008 was as commanding officer of the 40-nation International Security Assistance Force in Afghanistan. General McNeill spent 24 years of his 40-year military career in North Carolina. General McNeill is currently president of The Logistics Company, Inc., a Fayetteville, North Carolina-based defense contractor. He is also chair of the North Carolina Military Foundation and serves on the First Command Military Advisory Board.

Anthony E. Rand. Mr. Rand was a founding director of New Century Bank South and has served as a member of the Corporation’s Board of Directors since 2004. Mr. Rand served in the North Carolina Senate for 22 years and was the Senate Majority Leader in 1987-1988 and from 2001-2009. He currently serves as a Member of the North Carolina Post Release Supervision and Parole Commission. He has completed North Carolina Advanced Bank Directors’ College. Mr. Rand holds a Bachelor of Arts in Political Science from the University of North Carolina at Chapel Hill and a law degree from the University of North Carolina School of Law, Chapel Hill, NC. Mr. Rand is President of the law firm of Rand & Gregory, P.A., Fayetteville, NC and also serves on numerous boards and commissions including the Board of Directors of the General Alumni Association of the University of North Carolina, an organization for which he also serves as Treasurer. Mr. Rand has prior experience as a bank director, formerly serving on the board of State Bank, Fayetteville, NC and on the local advisory board for First Citizens Bank.

Sharon L. Raynor. Ms. Raynor has served as a director of New Century Bank since 2005 and as a member of the Corporation’s Board of Directors since 2009. She has completed the North Carolina Bank Directors’ College. She is President of LIFE, Inc., a provider of intermediate care facilities for the mentally handicapped and contract services to area mental health agencies throughout eastern North Carolina. Ms. Raynor is very involved in New Century Bank’s local community, serving as a member of the Betsy Johnson Foundation & Friends of the Foundation Fighting Cancer Fundraising committee, the Lucknow Garden Club, the Dunn schools advisory board and the advisory board for Harnett County schools. She worked in the public schools for seven years as a special education teacher. She is a member of the American Association on Intellectual and Developmental Disabilities, having been appointed by former Governor James B. Hunt. Ms. Raynor holds a Bachelor of Science in Special Education from East Carolina University, Greenville, NC. She has completed the North Carolina Bank Directors College.

C.L. (Bozie) Tart. Mr. Tart was a founding director of New Century Bank and served as Chairman of the Corporation’s Board of Directors from 2000 to 2007. Mr. Tart has completed North Carolina Bank Directors’ College. As President and Chief Executive Officer of Tart & Tart, Inc., Dunn, NC, Mr. Tart has deep experience in various local real estate and business matters. In addition, he holds a Bachelor of Arts degree in Industrial Relations with a Minor in Business from the University of North Carolina at Chapel Hill. Mr. Tart has extensive prior experience as a financial institution director, previously serving as a director of United Carolina Bank, Whiteville, NC and as a member of the United Carolina Bank/BB&T local advisory board.

W. Lyndo Tippett. Mr. Tippett was a founding director of New Century Bank South and has served as a member of the Corporation’s Board of Directors since 2008. He has been a partner in the accounting firm of Tippett Bryan & Merritt, CPAs, Fayetteville, NC since 1976 and is a member of the AICPA and the NCACPA. He served as Secretary of Transportation for the State of North Carolina from 2001 through 2009 and served as a member of the North Carolina Board of Transportation for eight years prior to becoming Secretary. He served as a Director of the North Carolina State Health Plan of Teachers and State Employees from 2009 through 2011. He was Chief Executive Officer of Bybon, Inc., a manufacturing, retail and real estate concern, from 1970 through 1976. He previously served as a staff accountant with Ernst & Young. Mr. Tippett holds a Bachelor of Science in Accounting from Barton College. He also has prior experience as a bank director, serving on the board of State Bank, Fayetteville, NC and on the local advisory board for First Citizens Bank.

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Director Independence

With the exception of Mr. Hedgepeth, each member of the Corporation’s Board of Directors is “independent” as defined by NASDAQ listing standards and the regulations promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”). In making this determination the Board considered certain insider transactions with directors for the provision of goods or services to the Corporation and its subsidiary bank. All such transactions were conducted at arm’s length upon terms no less favorable than those that would be available from an independent third party.

Director Relationships

No director of the Corporation is a director of any other company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940.

There are no family relationships among directors, nominees or executive officers of the Corporation.

Meetings and Committees of the Board of Directors

The Corporation’s Board of Directors held thirteen meetings during 2012. With the exception of Ralph Huff who missed certain meetings due to business related travel commitments, none of the Corporation’s incumbent directors attended fewer than 75% of all board meetings and the meetings of any committee(s) of which he or she was a member. It is the policy of the Corporation that directors attend each annual meeting of shareholders. Fourteen of the sixteen members of the Corporation’s Board of Directors attended the 2012 Annual Meeting of Shareholders. The Corporation’s Board has several standing committees including an Audit/Risk Committee, a Nominating Committee and a Compensation Committee.

Audit/Risk Committee. The members of the Audit/Risk Committee during 2012 were J. Gary Ciccone, Oscar N. Harris, John W. McCauley, Sharon L. Raynor, C.L. Tart, Jr., and W. Lyndo Tippett. The members of the committee are “independent” as defined by NASDAQ listing standards and the regulations promulgated under the Securities Exchange Act of 1934. The Audit/Risk Committee met nine times during 2012. The Board of Directors has adopted a written Audit Committee Charter, which is available under the Corporate Governance link in the Investor Relations section of our website, www.newcenturybanknc.com. The report of the Audit/Risk Committee is included on page 23 of this proxy statement.

The Board of Directors has determined that Oscar N. Harris, a member of the Audit/Risk Committee, meets the requirements adopted by the SEC for qualification as an “audit committee financial expert.” An audit committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of Generally Accepted Accounting Principles (U.S.) in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that are of the same level of complexity that can be expected in the registrant’s financial statements, or experience supervising people engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

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Nominating Committee. The duties of the Nominating Committee are: (i) to assist the Board of Directors, on an annual basis, by identifying individuals qualified to become board members, and to recommend to the Board the director nominees for the next meeting of shareholders at which directors are to be elected; and (ii) to assist the Board of Directors by identifying individuals qualified to become board members, in the event that a vacancy on the Board exists and that such vacancy should be filled.

The members of the Nominating Committee during 2012 were J. Gary Ciccone, Gerald W. Hayes and Anthony E. Rand, each of whom is “independent” as defined by NASDAQ listing standards and applicable SEC rules and regulations. The nominating committee met one time in 2012. The Bylaws of the Corporation state that candidates may be nominated for election to the Board of Directors by the Nominating Committee or by any shareholder of the Corporation’s common stock. It is the policy of the Nominating Committee to consider all shareholder nominations. Shareholder nominations must be submitted to the Nominating Committee in writing on or before September 30th of the year preceding the annual meeting at which the nominee would stand for election to the Board of Directors and must be accompanied by each nominee’s written consent to serve as a director of the Corporation if elected. The Bylaws of the Corporation require that all nominees for director, including shareholder nominees, have business, economic or residential ties to the Corporation’s market area. In evaluating nominees for director, the Nominating Committee values community involvement and experience in finance or banking including prior service as an officer or director of an entity engaged in the financial services business, although such experience is not a prerequisite for nomination. Although there is not currently a formal policy requiring that the Nominating Committee consider diversity in its identification of nominees to the Board of Directors, the committee values diversity, including diversity of background, experience and expertise. The Nominating Committee has adopted a formal written charter which is reviewed annually for adequacy and which is available under the Corporate Governance link in the Investor Relations section of our website, www.newcenturybanknc.com. Each of the nominees for election to the Board of Directors included in this proxy statement was nominated by the Nominating Committee.

Compensation Committee. The members of the Compensation Committee are J. Gary Ciccone, Gerald W. Hayes, Tracy L. Johnson, John W. McCauley, Anthony E. Rand, and W. Lyndo Tippett. The Compensation Committee meets on an as needed basis to review the salaries and compensation programs required to attract and retain the Corporation’s executive officers. The Compensation Committee met three times in 2012. The Committee approves the compensation of the President and Chief Executive Officer. The compensation of “reporting officers” to the President including the Chief Financial Officer and Chief Credit Officer is recommended by the President and Chief Executive Officer based on such officer’s experience, managerial effectiveness, contribution to the Corporation’s overall profitability, maintenance of regulatory compliance standards and professional leadership. The Committee compares the compensation of the Corporation’s executive officers with compensation paid to executives of similarly situated bank holding companies, other businesses in the Corporation’s market area and appropriate state and national salary data. The Committee is not bound by recommendations made by the President and Chief Executive Officer. Furthermore, the President and Chief Executive Officer does not have any input into his own compensation. The Compensation Committee also engages third party compensation consultants on occasion to assist in determining executive pay or additional benefits, but does not delegate its duties. The Board of Directors has adopted a written Compensation Committee Charter, which is available under the Corporate Governance link in the Investor Relations section of the Corporation’s website, www.newcenturybanknc.com.

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Indebtedness of and Transactions with Management

The Corporation’s bank subsidiary, New Century Bank, has had, and expects to have in the future, banking and other transactions in the ordinary course of business with certain of its current directors, nominees for director, executive officers and associates. All such transactions are made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing for comparable transactions with unaffiliated persons, and will not involve more than the normal risk of collection or present other unfavorable features. Loans made by New Century Bank to directors and executive officers are subject to the requirements of Regulation O of the Board of Governors of the Federal Reserve System. Regulation O requires, among other things, prior approval of the Board of Directors with any “interested director” not participating, dollar limitations on amounts of certain loans and prohibits any favorable treatment being extended to any director or executive officer in any of the Bank’s lending matters.

Director Compensation

Board Fees. Each director receives a fee of $500 for each meeting of the Corporation’s Board of Directors attended, with the exception of the chairman, who receives $700 for each meeting of the Corporation’s Board of Directors attended. Members of all other committees of the Board of Directors receive $300 for each committee meeting attended, with the exception of committee chairs, who receive $400 per committee meeting attended. In addition, all members of the Board of Directors receive a monthly retainer of $333, with the exception of Mr. Hedgepeth.

The Corporation has instituted a Directors’ Deferral Plan whereby individual directors may elect annually to defer receipt of all or a designated portion of their fees for the coming year. Directors’ fees deferred under the plan are used to purchase shares of the Corporation’s common stock by the administrator of the Deferral Plan, with such deferred compensation disbursed in the future as specified by the director at the time of his or her deferral election.

2000 Nonstatutory Stock Option Plan. The shareholders of New Century Bank ratified the 2000 Nonstatutory Stock Option Plan at the 2000 Annual Meeting. In connection with the reorganization of New Century Bank into the holding company form of organization, which resulted in the creation of the Corporation in 2003, the 2000 Nonstatutory Option Plan was adopted by the Corporation and options under that plan were converted into options to purchase shares of the Corporation’s common stock. At the 2004 Annual Meeting, the shareholders of the Corporation approved an amendment to the 2000 Nonstatutory Stock Option Plan that increased the number of shares of the Corporation’s common stock available for issuance under the Plan. Under the terms of the Plan, options on a total of 478,668 shares (as adjusted for stock dividends) of the Corporation’s common stock were available for issuance to members of the Corporation’s Board of Directors and the board of any subsidiary of the Corporation.

The 2000 Nonstatutory Stock Option Plan expired in June 2010. While no further stock options may be granted under the 2000 Nonstatutory Stock Option Plan, option recipients may still exercise outstanding stock options for the balance of the exercise period (usually ten years) specified in the option recipient’s grant agreement.

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The following table presents a summary of all compensation paid by the Corporation to its directors for their service as such during the year ended December 31, 2012.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total
Watson Caviness(1)	$1,666	—	—	—	$1,666
J. Gary Ciccone	22,900	—	—	—	22,900
Oscar N. Harris	14,700	—	—	—	14,700
Gerald W. Hayes	11,400	—	—	—	11,400
William L. Hedgepeth II	6,500	—	—	—	6,500
D. Ralph Huff III	9,500	—	—	—	9,500
Ronald V. Jackson	10,566	—	—	—	10,566
Tracy L. Johnson	16,000	—	—	—	16,000
J. Larry Keen(2)	7,833	—	—	—	7,833
John W. McCauley	20,000	—	—	—	20,000
Carlie C. McLamb, Jr.	15,700	—	—	—	15,700
Michael S. McLamb	18,700	—	—	—	18,700
Dan K. McNeill	10,000	—	—	—	10,000
Anthony E. Rand	10,600	—	—	—	10,600
Sharon L. Raynor	12,900	—	—	—	12,900
C. L. Tart, Jr.	19,700	—	—	—	19,700
W. Lyndo Tippett	18,700	—	—	—	18,700

(1)	Mr. Caviness retired from the Board of Directors on February 28, 2012.

(2)	Dr. Keen was appointed to the Board of Directors on February 28, 2012.

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Executive Officers

The following table sets forth certain information regarding the Corporation’s current executive officers.

NAME	AGE	POSITION	BUSINESS EXPERIENCE

William L. Hedgepeth II	51	President and Chief Executive Officer of the Corporation and New Century Bank	President and Chief Executive Officer, New Century Bancorp, Inc. and New Century Bank, 2008-Present; Executive Vice President and Chief Operating Officer, New Century Bancorp, Inc. and New Century Bank; President and Chief Executive Officer, New Century Bank South, 2004-2008; Senior Vice President and Area Executive for First South Bank, Fayetteville, NC, 2001-2004.

Lisa F. Campbell	45	Executive Vice President, Chief Operating Officer, and Chief Financial Officer of the Corporation and New Century Bank	Executive Vice President and Chief Financial Officer, New Century Bancorp, Inc. and New Century Bank, 2000-Present; Senior Vice President and Controller, Triangle Bancorp, Inc., Raleigh, NC, 1997-2000; Assurance Senior Manager, KPMG LLP, Raleigh, NC, 1993-1997.

D. Richard Tobin, Jr.	57	Executive Vice President and Chief Credit Officer of the Corporation and New Century Bank	Executive Vice President and Chief Credit Officer, New Century Bancorp, Inc. and New Century Bank, 2012-Present; Senior Vice President and Senior Credit Administrator, New Century Bank, 2008-2012; Senior Commercial Lender, Four Oaks Bank and Trust, 2005-2008.

Executive Compensation

The following Summary Compensation Table shows all cash and non-cash compensation paid to or received or deferred by William L Hedgepeth II, Lisa F. Campbell, Kevin S. Bunn and D. Richard Tobin, Jr. (the “Named Executive Officers”), for services rendered in all capacities during the fiscal years ended December 31, 2012 and 2011. Mr. Bunn resigned during the first quarter of 2013, but served as an executive officer of the Corporation during the fiscal years ended December 31, 2012 and 2011.

Compensation paid to the Named Executive Officers consisted of cash salary, non-equity incentive plan compensation paid in cash, equity compensation in the form of incentive stock option awards, 401(k) matching contributions, insurance premiums paid on behalf of each of the Named Executive Officers and certain perquisites.

The following table summarizes the dollar amounts of each element of compensation and for incentive stock options, the grant date fair value computed in accordance with FASB ASC Topic 718.

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SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Option Awards(1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation(2)		Total

William L. Hedgepeth II	2012	$285,987	$7,500	$—	—	—	$52,637	(3)	$346,124
President and Chief Executive Officer	2011	285,987	—	13,998	—	—	65,662	(3)	365,647

Lisa F. Campbell	2012	$210,903	$6,000	$—	—	—	$32,039		$248,942
Executive Vice President, Chief Financial Officer, and Chief Operating Officer	2011	210,903	—	9,624	—	—	34,059		254,586

Kevin S. Bunn(4)	2012	$163,671	$3,000	$—	—	—	$23,512		$190,183
Executive Vice President	2011	163,671	—	7,218	—	—	25,224		196,113
and Chief Banking Officer

D. Richard Tobin, Jr.	2012	$165,000	$5,000	$—	—	—	$24,078		$194,078
Executive Vice President and Chief Credit Officer

(1)	Calculated in accordance with FASB ASC Topic 718 and represents the fair value of stock options awarded based on the market price of the Corporation’s common stock on the date of grant of such award; the values do not represent actual cash compensation earned. The assumptions used in estimating the fair value of stock options are set forth in Note L to the Corporation’s audited consolidated financial statements for the year ended December 31, 2012.

(2)	Includes accrued but unused vacation time, 401(k) matching contributions and the dollar value of insurance premiums paid on behalf of the named officers for group term life, health, dental and disability insurance. Also includes an automobile allowance, business travel allowance and country club dues paid to, or on behalf of, the named executives.

(3)	Includes fees earned in connection with Mr. Hedgepeth’s service as a member of the Corporation’s Board of Directors.

(4)	Mr. Bunn resigned effective February 5, 2013.

2000 Incentive Stock Option Plan. At the 2000 Annual Meeting, the shareholders approved the adoption of the New Century Bank 2000 Incentive Stock Option Plan.

The 2000 Incentive Stock Option Plan was adopted by the Board of Directors of the Corporation in connection with the reorganization of New Century Bank into the holding company form of organization. Upon adoption of the 2000 Incentive Stock Option Plan by the Corporation, all outstanding options to purchase shares of New Century Bank were converted into options to purchase shares of the Corporation’s common stock. At the 2004 Annual Meeting, the shareholders approved an amendment to the 2000 Incentive Stock Option Plan that increased the number of shares of the Corporation’s common stock available for issuance under the Plan. The 2000 Incentive Stock Option Plan expired in June 2010. No further stock options may be granted under the 2000 Incentive Stock Option Plan.

2004 Incentive Stock Option Plan. At the 2004 Annual Meeting, the shareholders approved the adoption of the New Century Bancorp, Inc. 2004 Incentive Stock Option Plan. The 2004 Incentive Stock Option Plan currently provides for the issuance of up to 357,000 shares of the Corporation’s common stock to officers and employees of the Corporation and its subsidiaries upon the exercise of stock options.

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2010 Omnibus Stock Ownership and Long Term Incentive Plan. The 2010 Omnibus Stock Ownership and Long-Term Incentive Plan was approved by the shareholders at the 2010 Annual Meeting. The 2010 Omnibus Plan provides for issuance of up to 250,000 shares of the Corporation’s common stock. The awards may be issued in the form of incentive stock option grants, non-qualified stock option grants, restricted stock grants, long-term incentive compensation units, or stock appreciation rights. There were no awards granted under this plan in 2012.

The following table sets forth certain information regarding vested and unvested incentive stock options outstanding as of December 31, 2012. All of the Corporation’s outstanding stock options have been granted at 100% of fair market value on the date of grant. The number of shares underlying the stock options, and the exercise prices associated with each option grant, have been adjusted for a 20% stock dividend in December 2006, a 50% stock dividend in July 2005 and three separate 10% stock dividends in June 2004, September 2003 and May 2002, respectively.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	No. of Securities Underlying Unexercised Options Exercisable(1)	No. of Securities Underlying Unexercised Options Unexerciseable	Equity Incentive Plan Awards; No. of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
William L. Hedgepeth II	1,000	4,000	—	$5.03	Feb. 22, 2021
	1,000	1,500	—	5.19	Jan. 4, 2020
	120	30	—	5.75	Oct. 22, 2018
	10,000	-0-	—	7.73	May 22, 2018
	10,000	-0-	—	14.15	June 7, 2017
	13,200	-0-	—	16.22	Aug. 3, 2016
	5,400	-0-	—	10.69	Jan. 19, 2015
	29,520	-0-	—	7.07	June 9, 2014

Lisa F. Campbell	800	3,200	—	5.25	Jan. 18, 2021
	600	900	—	5.19	Jan. 4, 2020
	120	30	—	5.75	Oct. 22, 2018
	2,400	600	—	7.94	June 18, 2018
	5,000	-0-	—	15.81	Feb. 6, 2017
	6,000	-0-	—	16.22	Aug. 3, 2016

Kevin S. Bunn	600	2,400	—	5.25	Jan. 18, 2021
	400	600	—	5.19	Jan. 4, 2020
	120	30	—	5.75	Oct. 22, 2018
	1,200	300	—	7.94	June 18, 2018
	4,800	-0-	—	16.22	Aug. 3, 2016
	1,350	-0-	—	13.44	July 13, 2015
	19,800	-0-	—	7.07	June 9, 2014

D. Richard Tobin, Jr.	120	30	—	5.75	Oct. 22, 2018
	300	1,200	—	5.25	Jan. 18, 2021

(1)	Options subject to a five-year vesting schedule whereby 20% of the shares subject to the option grant become exercisable on each anniversary of the date of grant or a three-year vesting schedule whereby 33.3% of the shares subject to the option grant become exercisable on each anniversary of the date of grant.

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As of December 31, 2012, the Corporation and New Century Bank were party to employment agreements with each of William L. Hedgepeth II, Lisa F. Campbell, and D. Richard Tobin, Jr. The agreements establish the scope, terms, and conditions of each employee’s employment by the Corporation and New Century Bank. The following discussion summarizes the employment agreements as in effect at December 31, 2012, and is qualified in its entirety by reference to the employment agreements as filed with the SEC.

Employment Agreement with William L. Hedgepeth II

The Corporation has entered into an employment agreement with William L. Hedgepeth II as its President and Chief Executive Officer. The employment agreement establishes Mr. Hedgepeth’s duties and compensation and provides for his continued employment with the Corporation.

Base Salary. The agreement currently provides Mr. Hedgepeth with an annual salary of $285,987. Mr. Hedgepeth is also entitled to receive cash bonuses on an annual basis as determined by the Board of Directors or the Compensation Committee.

Benefits. Mr. Hedgepeth is entitled to participate in any and all retirement and employee benefit plans maintained by the Corporation on behalf of its employees, as well as fringe benefits normally associated with Mr. Hedgepeth’s position with the Corporation or made available to all other employees. In addition, the Corporation has agreed to provide Mr. Hedgepeth with the following benefits:

•	Five weeks of paid vacation leave per year
•	Reimbursement for reasonable expenses incurred in the performance of his duties under the employment agreement
•	Payment of monthly dues associated with membership in a country club
•	Major medical insurance, dental insurance and eyecare insurance coverage for Mr. Hedgepeth and his immediate family
•	Short- and long-term disability insurance coverage in an amount equal to at least current base salary
•	Participation in incentive and bonus compensation plans
•	Participation in all savings, pension and retirement plans (including the Bank’s 401(k) savings plan)
•	A car allowance of $1,000 per month

Term. Mr. Hedgepeth’s employment agreement provides for an initial term of three (3) years with renewal on each anniversary thereafter for an additional one-year term unless there is an affirmative decision not to renew the contract by the Board of Directors or by Mr. Hedgepeth.

Change in Control Benefits. Mr. Hedgepeth is also entitled to certain benefits in the event of a change in control of the Corporation. A change in control means any of the following events:

•	The acquisition by any “person” (as such term is defined in section 7(j)(8)(A) of the Change in Bank Control Act of 1978), directly or indirectly, of beneficial ownership of voting stock representing 25% or more of any class of voting securities of the Corporation, or the acquisition of control of the election of a majority of the directors of the Corporation
•	The consolidation or merger of the Corporation with or into another entity where the Corporation is not the surviving corporation

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•	The sale or transfer of all or substantially all of the assets of the Corporation to another entity

If the Corporation terminates Mr. Hedgepeth’s employment other than for cause or disability or Mr. Hedgepeth terminates his employment following a “termination event,” in either case within one year after a change in control, then Mr. Hedgepeth will be entitled to receive a lump sum cash payment equal to 299% of his “base amount,” as that term is defined in the Internal Revenue Code.

A “termination event” includes any of the following events:

•	If Mr. Hedgepeth is assigned duties and/or responsibilities that are inconsistent with his position, duties, responsibilities, or status at the time of the change in control
•	If Mr. Hedgepeth’s annual base salary is reduced below the amount in effect as of the effective date of the change in control
•	If Mr. Hedgepeth’s life insurance, major medical insurance, disability insurance, dental insurance, stock option plans, stock purchase plans, deferred compensation plans, management retention plans, retirement plans, or similar plans or benefits being provided by the Corporation to the executive as of the effective date of the change in control are reduced in their level, scope, or coverage, or any such insurance, plans, or benefits are eliminated, unless such reduction or elimination applies proportionately to all salaried employees of the Corporation who participated in such benefits prior to such change in control
•	If Mr. Hedgepeth is transferred or required to report on a daily basis to a location more than 20 miles from Dunn, North Carolina or Fayetteville, North Carolina, without his express written consent.

Lisa F. Campbell

New Century Bank has entered into an employment agreement with Lisa F. Campbell.

Base Salary. The agreement currently provides Ms. Campbell with an annual salary of $210,903. Ms. Campbell is also entitled to receive cash bonuses on an annual basis as determined by the Board of Directors or the Compensation Committee.

Benefits. Ms. Campbell is entitled to participate in any and all retirement and employee benefit plans maintained by the Bank on behalf of its employees, as well as fringe benefits normally associated with her position with the Bank or made available to all other employees. In addition, the Bank has agreed to provide Ms. Campbell with the following benefits:

•	Four weeks of paid vacation leave per year
•	Reimbursement for reasonable expenses incurred in the performance of her duties under the employment agreement
•	Major medical insurance
•	Short- and long-term disability insurance coverage in an amount equal to at least current base salary
•	Participation in incentive and bonus compensation plans
•	Participation in all savings, pension and retirement plans (including the Bank’s 401(k) savings plan)

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Term. The initial term of Ms. Campbell’s employment agreement is three years. The term of Ms. Campbell’s employment agreement automatically extends for an additional year on each anniversary of the effective date, unless written notice of termination is received prior to renewal.

Change in Control Benefits. Ms. Campbell is also entitled to certain benefits in the event of a “change in control,” as such term is described above. If the Bank terminates Ms. Campbell’s employment other than for cause or disability or Ms. Campbell terminates her employment following a “termination event,” in either case within one year after a change in control, then Ms. Campbell will be entitled to receive a lump sum cash payment equal to 150% of her “base amount,” as that term is defined in the Internal Revenue Code.

For purposes of Ms. Campbell’s employment agreement, a “termination event” includes any of the following events:

•	If Ms. Campbell is assigned duties and/or responsibilities that are inconsistent with her position, duties, responsibilities, or status at the time of the change in control
•	If Ms. Campbell’s annual base salary is reduced below the amount in effect as of the effective date of the change in control
•	If Ms. Campbell’s life insurance, major medical insurance, disability insurance, dental insurance, stock option plans, stock purchase plans, deferred compensation plans, management retention plans, retirement plans, or similar plans or benefits being provided by the Corporation to the executive as of the effective date of the change in control are reduced in their level, scope, or coverage, or any such insurance, plans, or benefits are eliminated, unless such reduction or elimination applies proportionately to all salaried employees of the Corporation who participated in such benefits prior to such change in control
•	If Ms. Campbell is transferred to a location outside of Dunn, North Carolina, without her express written consent.

D. Richard Tobin, Jr.

As of April 3, 2012, the Corporation and New Century Bank entered into an employment agreement with D. Richard Tobin, Jr., Executive Vice President and Chief Credit Officer of the Corporation and New Century Bank.

Base Salary. The agreement provides for a base salary of $165,000 per year, to be reviewed at least annually by the board of directors of New Century Bank. Mr. Tobin’s base salary may only be decreased if he is demoted for “cause” or if he voluntarily accepts a position with New Century Bank that involves a material reduction in his duties or responsibilities.

Benefits. Mr. Tobin is entitled to participate in any and all employee benefit programs and compensation plans that are available to all employees of the Bank. In addition, the Bank has agreed to provide Mr. Tobin with the following benefits:

•	Five weeks of paid vacation leave per year and ten days of paid sick leave per year (in addition to federal banking holidays, which are paid holidays)
•	Reimbursement for reasonable expenses incurred in the performance of his duties under the employment agreement
•	Major medical insurance

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•	Life insurance coverage in an amount equal to at least twice Mr. Tobin’s annual base salary
•	Stock options
•	Participation in incentive and bonus compensation plans
•	Participation in all savings, pension and retirement plans (including the Bank’s 401(k) savings plan)
•	A car allowance of $750 per month

Term. The initial term of Mr. Tobin’s employment agreement is two years. The term is automatically extended for an additional year on each anniversary of the execution of the agreement unless written notice is received by Mr. Tobin or the Bank 90 days prior to the anniversary of the execution of the Agreement.

Change in Control Benefits. Mr. Tobin is also entitled to certain benefits in the event of a change in control of the Bank. A change in control means any of the following events:

•	The acquisition by any “person” (as such term is defined in section 7(j)(8)(A) of the Change in Bank Control Act of 1978), directly or indirectly, of beneficial ownership of voting stock representing 25% or more of any class of voting securities of the Bank, or the acquisition of control of the election of a majority of the directors of the Bank
•	The consolidation or merger of the Bank with or into another entity where the Bank is not the surviving corporation
•	The sale or transfer of all or substantially all of the assets of the Bank to another entity

If the Bank terminates Mr. Tobin’s employment other than for cause or disability or Mr. Tobin terminates his employment following a “termination event,” in either case within one year after a change in control, then Mr. Tobin will be entitled to receive a lump sum cash payment equal to 299% of Mr. Tobin’s “base amount,” as that term is defined in the Internal Revenue Code.

A “termination event” includes any of the following events:

•	If Mr. Tobin is assigned duties and/or responsibilities that are inconsistent with his position, duties, responsibilities, or status at the time of the change in control
•	If Mr. Tobin’s annual base salary is reduced below the amount in effect as of the effective date of the change in control
•	If Mr. Tobin’s insurance or other plans and benefits are reduced or eliminated (unless such reduction or elimination applies proportionately to all salaried employees)
•	If Mr. Tobin is transferred to a location outside of Cumberland County, North Carolina and Harnett County, North Carolina without his express written consent.

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Proposal 2: Advisory Vote on Executive Compensation

As part of implementing the “say-on-pay” requirements of Section 14A of the Securities Exchange Act, the SEC requires a non-binding advisory stockholder vote at the meeting to approve the Corporation’s compensation of the named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. Such a proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to endorse or not to endorse the Corporation’s executive pay program. Accordingly, in this Proposal 2 our shareholders are given the opportunity to cast an advisory vote on the Corporation’s executive compensation as described above in this proxy statement.

Because this vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee and Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements.

Shareholders are encouraged to read the tabular disclosures regarding named executive officer compensation, together with the accompanying narrative disclosure.

The Corporation believes that its executive compensation is competitive, is focused on pay for performance principles, is aligned with the long-term interests of our shareholders and is necessary to attract and retain experienced, highly qualified executives critical to the Corporation’s success and the enhancement of shareholder value.

The Board of Directors believes the Corporation’s executive compensation achieves these objectives, and, therefore, recommends that shareholders vote “FOR” approval of this proposal.

PROPOSAL 3: NON-BINDING ADVISORY VOTE ON

THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act also requires that the Corporation’s shareholders have the opportunity to recommend how frequently shareholder advisory votes should be held to approve the compensation of the named executive officers. This Proposal 3, commonly known as a “say-when-on-pay” or a “say-on-frequency” vote, gives shareholders the opportunity to vote on how frequently shareholders should be given an opportunity to cast a “say-on-pay” vote in the Corporation’s future annual shareholder meetings (or any special shareholder meetings for which the Corporation must include executive compensation information in the proxy statement). Under this Proposal 3, shareholders have the following choices regarding how often the Corporation holds the say-on-pay vote: every year, every two years or every three years, or shareholders may choose to abstain.

The Compensation Committee and the Board of Directors recognize the importance of receiving regular input from shareholders on important issues such as executive compensation. The Compensation Committee and the Board of Directors also believe a well-structured compensation program should include features that drive the creation of shareholder value over the long term, as well as the short term. The Board of Directors recommends a non-binding advisory say-on-pay vote every three years.

As stated above, this vote is advisory, meaning it will serve as a recommendation to the Board of Directors but will not be binding. Shareholders are not voting to approve or disapprove the recommendation of the Board of Directors. The alternative receiving the greatest number of votes – every year, every two years, or every three years – will be the frequency that shareholders recommend. The Board of Directors will take into account the outcome of the vote when considering how frequently to provide an advisory vote on executive compensation in the future. However, the Board of Directors may decide that it is in the best interests of the Corporation and its shareholders to select a frequency of advisory vote on executive compensation that differs from the alternative that receives the highest number of votes from shareholders.

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The Board of Directors recommends that sHAREholders vote “for” a frequency of THREE YEARS for future votes on executive compensation.

PROPOSAL 4: RATIFICATION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed the firm of Dixon Hughes Goodman LLP, Certified Public Accountants, as the Corporation’s independent registered public accounting firm for 2013. A representative of Dixon Hughes Goodman LLP is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

The Corporation has paid Dixon Hughes Goodman LLP fees in connection with its assistance in the Corporation’s annual audit and review of the Corporation’s financial statements.

The following table sets forth Dixon Hughes Goodman LLP fees in various categories during 2012 and 2011.

AUDIT FEES

Category	2012	2011
Audit Fees(1)	$118,320	$128,248
Audit-Related Fees(2)	6,735	5,604
Tax Fees(3)	15,515	12,625
All Other Fees	-0-	-0-
Total Fees Paid	$140,570	$146,477

(1)	Includes fees paid or expected to be paid for audits of annual consolidated financial statements, reviews of consolidated financial statements included in quarterly reports on Form 10-Q, report production assistance relating to said financial statements and related documents.
(2)	Includes fees paid for accounting consultations.
(3)	Includes fees paid for services relating to tax planning, preparation and compliance.

All services rendered by Dixon Hughes Goodman LLP during 2012 were subject to pre-approval by the Audit/Risk Committee. The Audit/Risk Committee has considered whether Dixon Hughes Goodman LLP’s provision of other non-audit services to the Corporation is compatible with maintaining independence of Dixon Hughes Goodman LLP. The Audit/Risk Committee has determined that it is compatible with maintaining the independence of Dixon Hughes Goodman LLP.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 4 RATIFYING DIXON HUGHES GOODMAN LLP AS THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013.

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Report of the Audit/Risk Committee

The Audit/Risk Committee of the Corporation is responsible for receiving and reviewing the annual audit report of the Corporation’s independent auditors and reports of examinations by bank regulatory agencies, and helps formulate, implement, and review the Corporation’s internal audit program. The Audit/Risk Committee assesses the performance and independence of the Corporation’s independent auditors and recommends their appointment and retention. The Audit/Risk Committee has in place pre-approval policies and procedures that require an evaluation of any conflicts of interest that may impair the independence of the independent auditors and pre-approval of an engagement letter that outlines all services to be rendered by the independent auditors.

During the course of its examination of the Corporation’s audit process in 2012, the Audit/Risk Committee reviewed and discussed the audited financial statements with management. The Audit/Risk Committee also discussed with the independent auditors, Dixon Hughes Goodman LLP, all matters that are required to be discussed in accordance with standards adopted by the Public Company Accounting Oversight Board (“PCAOB”). Furthermore, the Audit/Risk Committee received from Dixon Hughes Goodman LLP disclosures regarding their independence in accordance with applicable standards of the PCAOB, and have discussed with Dixon Hughes Goodman LLP their independence.

Based on the review and discussions above, the Audit/Risk Committee (i) recommended to the Board that the audited financial statements be included in the Corporation’s annual report on Form 10-K for the year ended December 31, 2012 for filing with the SEC and (ii) recommended that shareholders ratify the appointment of Dixon Hughes Goodman LLP as independent auditors for 2013.

This report is submitted by the Audit/Risk Committee:

J. Gary Ciccone

Oscar N. Harris

John W. McCauley

Sharon L. Raynor

C.L. Tart, Jr.

W. Lyndo Tippett

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OTHER MATTERS

The Board of Directors knows of no other business that will be brought before the Annual Meeting. Should other matters properly come before the meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters.

PROPOSALS FOR 2014 ANNUAL MEETING

It is anticipated that the 2014 Annual Meeting will be held on a date during May 2014. Any proposal of a shareholder which is intended to be presented at the 2014 Annual Meeting must be received by the Corporation at its main office in Dunn, North Carolina no later than December 16, 2013, in order that any such proposal be timely received for inclusion in the proxy statement and appointment of proxy to be issued in connection with that meeting. If a proposal for the 2014 Annual Meeting is not expected to be included in the proxy statement for that meeting, the proposal must be received by the Corporation by February 14, 2014 for it to be timely received for consideration. The proxy holders will use their discretionary authority for any proposals received thereafter.

SHAREHOLDER COMMUNICATIONS

The Corporation does not currently have a formal policy regarding shareholder communications with the Board of Directors, however, any shareholder may submit written communications to Brenda B. Bonner, Secretary, New Century Bancorp, Inc., 700 West Cumberland Street, Dunn, North Carolina 28334, whereupon such communications will be forwarded to the Board of Directors if addressed to the Board of Directors as a group or to the individual director or directors addressed.

Internet and Electronic Availability of Proxy Materials

As required by applicable SEC rules and regulations, the Corporation has furnished a notice of internet availability of proxy materials to all shareholders as part of this proxy statement and all shareholders will have the ability to access this proxy statement and the Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2012 as filed with the SEC, by logging on at https://www.rtcoproxy.com/ncbc.

ADDITIONAL INFORMATION

A COPY OF THE CORPORATION’S 2012 ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED WITHOUT CHARGE TO ANY SHAREHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING UPON THAT SHAREHOLDER’S WRITTEN REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO LISA F. CAMPBELL, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND CHIEF OPERATING OFFICER, NEW CENTURY BANCORP, INC., 700 WEST CUMBERLAND STREET, DUNN, NORTH CAROLINA 28334, (910) 892-7080.

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REVOCABLE PROXY
NEW CENTURY BANCORP, INC.

YOUR VOTE IS IMPORTANT!
PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1. By Telephone (using a Touch-Tone Phone); or
2. By Internet; or
3. By Mail.

To Vote by Telephone:

Call 1-877-705-5107 Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 21, 2013.

To Vote by Internet:

Go to http://www.rtcoproxy.com/ncbc prior to 3 a.m., May 21, 2013.

Please note that the last vote received from a shareholder, whether by telephone, by Internet or by mail, will be the vote counted.

Mark here if you no longer wish to receive paper annual meeting materials and instead view them online. ☐

Mark here if you plan to attend the meeting. ☐

Mark here for address change. ☐

____

____

____

Comments:

____

____

____

FOLD HERE IF YOU ARE VOTING BY MAIL

PLEASE DO NOT DETACH

X **PLEASE MARK VOTES AS IN THIS EXAMPLE**

1. **ELECTION OF DIRECTORS.** Proposal to elect five members of the Board of Directors for terms of three years. — For ☐ With-hold ☐ For All Except ☐

Nominees:

(01) J. Gary Ciccone (02) D. Ralph Huff, III
(03) Ronald V. Jackson (04) J. Larry Keen, Ed.D.
(05) C.L. Tart, Jr.

INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) or number(s) in the space provided below.

____

2. **ADVISORY VOTE ON EXECUTIVE COMPENSATION.** Non-binding shareholder advisory vote regarding executive compensation. — For ☐ Against ☐ Abstain ☐

3. **NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.** Non-binding shareholder advisory vote regarding the frequency of future advisory votes on executive compensation. — One Year ☐ Two Years ☐ Three Years ☐ Abstain ☐

4. **RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS.** Proposal to ratify the appointment of Dixon Hughes Goodman LLP as the Corporation's independent registered public accounting firm for 2013. — For ☐ Against ☐ Abstain ☐

5. **OTHER BUSINESS.** On such other matters as may properly come before the Annual Meeting, the Proxies are authorized to vote the shares represented by this Appointment of Proxy in accordance with their best judgment.

THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED BY THE PROXIES IN ACCORDANCE WITH THE SPECIFIC INSTRUCTIONS ABOVE. IN THE ABSENCE OF INSTRUCTIONS, THE PROXIES WILL VOTE SUCH SHARES "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 4 AND IN FAVOR OF "THREE YEARS" FOR PROPOSAL 3. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY OF THE NOMINEES LISTED IN PROPOSAL 1 FOR ANY REASON HAVE BECOME UNAVAILABLE FOR ELECTION OR UNABLE TO SERVE AS DIRECTORS, THE PROXIES HAVE THE DISCRETION TO VOTE FOR A SUBSTITUTE NOMINEE OR NOMINEES. THIS APPOINTMENT OF PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF THE CORPORATION AN INSTRUMENT REVOKING IT OR A DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND REQUESTING THE RIGHT TO VOTE IN PERSON.

IMPORTANT: TO ENSURE THAT A QUORUM IS PRESENT, PLEASE SEND IN YOUR APPOINTMENT OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. EVEN IF YOU SEND IN YOUR APPOINTMENT OF PROXY YOU WILL BE ABLE TO VOTE IN PERSON AT THE MEETING IF YOU SO DESIRE.

Please be sure to date and sign this proxy card in the box below. — Date

Sign above — Co-holder (if any) sign above

Instruction: Please sign above exactly as your name appears on this appointment of proxy. Joint owners of shares should both sign. Fiduciaries or other persons signing in a representative capacity should indicate the capacity in which they are signing.

NEW CENTURY BANCORP, INC. — ANNUAL MEETING, MAY 21, 2013

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1. Call **toll free 1-877-705-5107** on a Touch-Tone Phone. There is **NO CHARGE** to you for this call.

or

2. Via the Internet at **http://www.rtcoproxy.com/ncbc** and follow the instructions.

or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

REVOCABLE PROXY
NEW CENTURY BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS
May 21, 2013
10:00 a.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints J. Gary Ciccone, Carlie C. McLamb, Jr., and Sharon L. Raynor (the “Proxies”), or any of them, as attorneys and proxies, with full power of substitution, to vote all shares of the common stock of New Century Bancorp, Inc. (the “Corporation”) held of record by the undersigned on April 1, 2013, at the Annual Meeting of Shareholders of the Corporation to be held at New Century Bank, 700 West Cumberland Street, Dunn, North Carolina, at 10:00 a.m. on May 21, 2013, and at any adjournments thereof. The undersigned hereby directs that the shares represented by this Appointment of Proxy be voted as follows on the proposals listed below:

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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REVOCABLE PROXY
NEW CENTURY BANCORP, INC.

APPOINTMENT OF PROXY
SOLICITED BY BOARD OF DIRECTORS

The undersigned hereby appoints J. Gary Ciccone, Carlie C. McLamb, Jr., and Sharon L. Raynor (the "Proxies"), or any of them, as attorneys and proxies, with full power of substitution, to vote all shares of the common stock of New Century Bancorp, Inc. (the "Corporation") held of record by the undersigned on April 1, 2013, at the Annual Meeting of Shareholders of the Corporation to be held at New Century Bank, 700 West Cumberland Street, Dunn, North Carolina, at 10:00 a.m. on May 21, 2013, and at any adjournments thereof. The undersigned hereby directs that the shares represented by this Appointment of Proxy be voted as follows on the proposals listed below:

Mark here if you no longer wish to receive paper annual meeting materials and instead view them online. ☐

Mark here if you plan to attend the meeting. ☐

Mark here for address change. ☐

____

____

____

Comments:

____

____

____

IMPORTANT ANNUAL MEETING INFORMATION

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 21, 2013.

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:

http://www.cfpproxy.com/5523

FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

X **PLEASE MARK VOTES AS IN THIS EXAMPLE**

1. **ELECTION OF DIRECTORS.** Proposal to elect five members of the Board of Directors for terms of three years. — For ☐ With-hold ☐ For All Except ☐

Nominees:

(01) J. Gary Ciccone (02) D. Ralph Huff, III
(03) Ronald V. Jackson (04) J. Larry Keen, Ed.D.
(05) C.L. Tart, Jr.

INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) or number(s) in the space provided below.

____

2. **ADVISORY VOTE ON EXECUTIVE COMPENSATION.** Non-binding shareholder advisory vote regarding executive compensation. — For ☐ Against ☐ Abstain ☐

3. **NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.** Non-binding shareholder advisory vote regarding the frequency of future advisory votes on executive compensation. — One Year ☐ Two Years ☐ Three Years ☐ Abstain ☐

4. **RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS.** Proposal to ratify the appointment of Dixon Hughes Goodman LLP as the Corporation's independent registered public accounting firm for 2013. — For ☐ Against ☐ Abstain ☐

5. **OTHER BUSINESS.** On such other matters as may properly come before the Annual Meeting, the Proxies are authorized to vote the shares represented by this Appointment of Proxy in accordance with their best judgment.

THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED BY THE PROXIES IN ACCORDANCE WITH THE SPECIFIC INSTRUCTIONS ABOVE. IN THE ABSENCE OF INSTRUCTIONS, THE PROXIES WILL VOTE SUCH SHARES "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 4 AND IN FAVOR OF "THREE YEARS" FOR PROPOSAL 3. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY OF THE NOMINEES LISTED IN PROPOSAL 1 FOR ANY REASON HAVE BECOME UNAVAILABLE FOR ELECTION OR UNABLE TO SERVE AS DIRECTORS, THE PROXIES HAVE THE DISCRETION TO VOTE FOR A SUBSTITUTE NOMINEE OR NOMINEES. THIS APPOINTMENT OF PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF THE CORPORATION AN INSTRUMENT REVOKING IT OR A DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND REQUESTING THE RIGHT TO VOTE IN PERSON.

IMPORTANT: TO ENSURE THAT A QUORUM IS PRESENT, PLEASE SEND IN YOUR APPOINTMENT OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. EVEN IF YOU SEND IN YOUR APPOINTMENT OF PROXY YOU WILL BE ABLE TO VOTE IN PERSON AT THE MEETING IF YOU SO DESIRE.

Please be sure to date and sign this proxy card in the box below.

Date

Sign above — Co-holder (if any) sign above

Instruction: Please sign above exactly as your name appears on this appointment of proxy. Joint owners of shares should both sign. Fiduciaries or other persons signing in a representative capacity should indicate the capacity in which they are signing.

5523